Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT
Nigel Ekern
Chief Administrative Officer
Clarus Corporation
(203) 428-2000
nekern@claruscorp.com

                  Clarus Announces Second Quarter 2005 Results

STAMFORD, CONNECTICUT -- July 28, 2005 -- Clarus Corporation (OTC:CLRS) today announced financial results for the quarter ended June 30, 2005. Clarus reported no operating revenues for the quarters ended June 30, 2005 and 2004, respectively. Net loss for the second quarter of 2005 was $516,000 or $0.03 per diluted share compared to a net loss of $906,000 or $0.06 per diluted share during the comparable period of 2004. As of June 30, 2005, Clarus' cash, cash equivalents and marketable securities were $83.0 million (or $4.94 gross cash per share) compared to $83.5 million as of December 31, 2004. Gross cash per share at June 30, 2005 equals cash, cash equivalents and marketable securities of $83.0 million divided by 16.8 million common shares outstanding. Clarus has provided this Non-GAAP measure because it believes that it is useful to investors assessing the extent of Clarus' assets available for redeployment. Clarus is unaware of any comparable GAAP measure.

Clarus estimates that it has available net operating loss, capital loss, research and experimentation credit and alternative minimum tax credit carryforwards for U.S. federal income tax purposes of approximately $217.1 million, $15.2 million, $1.3 million and $53,000, respectively, which expire in varying amounts beginning in the year 2009 to the extent not limited under
Section 382 of the Internal Revenue Code.

Nigel Ekern, Clarus' Chief Administrative Officer stated, "We are carefully managing our administrative and professional expenses in connection with the continued administration of the public company and continue our efforts to identify and evaluate suitable acquisition and merger opportunities as part of our strategy to redeploy our cash and utilize our NOL's, to the extent available."

Clarus does not currently intend to hold conference calls to discuss quarterly earnings releases unless and until it consummates an acquisition in connection with its redeployment strategy. At such time, Clarus plans to resume holding quarterly conference calls to review earnings and operating performance.

Clarus, formerly a provider of e-commerce business solutions, is seeking to redeploy its assets and use its substantial cash and cash equivalent assets to enhance stockholder value.

--------------

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. Information in this release includes Clarus' beliefs, expectations, intentions and strategies regarding Clarus, its future and its products and services. Assumptions relating to the forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including our inability to execute successfully our planned effort to redeploy our assets to enhance stockholder value, the unavailability of our net operating loss carry forward, and that the unaudited financial information provided in this press release may be adjusted as a result of the year end audit. Clarus cannot guarantee its future performance. All forward-looking statements contained in this release are based on information available to Clarus as of the date of this release and Clarus assumes no obligation to update the forward-looking statements contained herein

For further information regarding the risks and uncertainties in connection with Clarus' business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Factors That May Affect Our Future Results" sections of Clarus' filings with the Securities and Exchange Commission, including but not limited to, its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained at our web site at http://www.claruscorp.com or the SEC's web site a http://www.sec.gov.

                               CLARUS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                JUNE 30,       DECEMBER 31,
                                                                                  2005            2004
                                                                              ------------    ------------
                                     ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                $     29,478    $     48,377
     Marketable securities                                                          53,550          35,119
     Accrued interest receivable                                                       194             350
     Prepaids and other current assets                                                 234             182
                                                                              ------------    ------------
Total current assets                                                                83,456          84,028

PROPERTY AND EQUIPMENT, NET                                                          2,155           2,367

OTHER ASSETS:
     Deposits and other long-term assets                                                41              42
                                                                              ------------    ------------
         TOTAL ASSETS                                                         $     85,652    $     86,437
                                                                              ============    ============


            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable and accrued liabilities                               $        732    $      1,468
                                                                              ------------    ------------
Total current liabilities                                                              732           1,468

       Deferred rent                                                                   171             115
                                                                              ------------    ------------

Total liabilities                                                                      903           1,583
                                                                              ------------    ------------


STOCKHOLDERS' EQUITY:
    Preferred stock, $.0001 par value; 5,000,000 shares authorized; none
      issued                                                                            --              --
    Common stock, $.0001 par value; 100,000,000 shares authorized;
      16,867,170 and 16,734,947 shares issued and 16,792,170 and 16,659,947
      outstanding in 2005 and 2004, respectively                                         2               2
    Additional paid-in capital                                                     368,688         368,385
    Accumulated deficit                                                           (280,562)       (279,656)
    Treasury stock, at cost                                                             (2)             (2)
    Accumulated other comprehensive income                                            (114)           (130)
    Deferred compensation                                                           (3,263)         (3,745)
                                                                              ------------    ------------
Total stockholders' equity                                                          84,749          84,854
                                                                              ------------    ------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $     85,652    $     86,437
                                                                              ============    ============

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 THREE MONTHS                    SIX MONTHS
                                                ENDED JUNE 30,                  ENDED JUNE 30,
                                        ----------------------------    ----------------------------
                                            2005            2004            2005            2004
                                        ------------    ------------    ------------    ------------
REVENUES:                               $         --    $         --    $         --    $         --
                                        ------------    ------------    ------------    ------------
  Total revenues                                  --              --              --              --


OPERATING EXPENSES:
 General and administrative                    1,001           1,202           1,787           1,924
 Depreciation and amortization                    81              14             166              14
                                        ------------    ------------    ------------    ------------
  Total operating expenses                     1,082           1,216           1,953           1,938

OPERATING LOSS                                (1,082)         (1,216)         (1,953)         (1,938)
OTHER INCOME(EXPENSE)                             (2)             --              (2)             17
INTEREST INCOME                                  568             253           1,049             487
                                        ------------    ------------    ------------    ------------
 NET LOSS                               $       (516)   $       (963)   $       (906)   $     (1,434)
                                        ============    ============    ============    ============

 Loss per common share:
  Basic                                 $      (0.03)   $      (0.06)   $      (0.06)   $      (0.09)
  Diluted                               $      (0.03)   $      (0.06)   $      (0.06)   $      (0.09)

 Weighted average shares outstanding:
  Basic                                       16,292          16,082          16,292          16,082
  Diluted                                     16,292          16,082          16,292          16,082

                               CLARUS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                              SIX MONTHS
                                                                                             ENDED JUNE 30,
                                                                                     ----------------------------
                                                                                         2005            2004
                                                                                     ------------    ------------
OPERATING ACTIVITIES:
Net loss                                                                             $       (906)   $     (1,434)
Adjustments to reconcile net loss to net cash used in operating activities:
 Depreciation and amortization on property and equipment                                      166              14
 Amortization of deferred employee compensation                                               157             478
 Amortization of premium and discount on securities, net                                        3             707
 Gain on sale of marketable securities                                                         --             (17)
 Changes in operating assets and liabilities:
  Accrued interest receivable, prepaids and other current assets                              104            (725)
  Accounts payable and accrued liabilities                                                   (682)           (484)
  Deferred rent                                                                                56              --
  Deposits and other long-term assets                                                           1              41
                                                                                     ------------    ------------
   NET CASH USED IN OPERATING ACTIVITIES                                                   (1,101)         (1,420)

INVESTING ACTIVITIES:
 Purchases of marketable securities                                                       (35,688)        (47,587)
 Proceeds from sale of marketable securities                                                   --          51,244
 Proceeds from maturity of marketable securities                                           17,270          19,076
 Increase in transaction costs                                                                 --             (97)
 Additions to property and equipment                                                           (8)         (1,514)
                                                                                     ------------    ------------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                    (18,426)         21,122

FINANCING ACTIVITIES:
 Proceeds from the exercises of stock options                                                 628              51
                                                                                     ------------    ------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                                                  628              51
                                                                                     ------------    ------------
CHANGE IN CASH AND CASH EQUIVALENTS                                                       (18,899)         19,753

CASH AND CASH EQUIVALENTS, Beginning of Period                                             48,377          15,045
                                                                                     ------------    ------------
CASH AND CASH EQUIVALENTS, End of Period                                             $     29,478    $     34,798
                                                                                     ============    ============

SUPPLEMENTAL DISCLOSURE OF NON-CASH OPERATING, INVESTING AND FINANCING ACTIVITIES:


Increase in property and equipment included in
  accounts payable and accrued liabilities                                           $         --    $        920
Increase in transaction costs included in other assets and
  accounts payable and accrued liabilities                                                     --           1,401
Issuance of Restricted Stock                                                         $         50    $         50
                                                                                     ============    ============